UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2020
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road,	Bethesda,	Maryland		20817
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market
Class A Common Stock, $0.01 par value	MAR	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 28, 2020, the Board of Directors (the “Board”) of Marriott International, Inc. (“Marriott”), upon the recommendation of the Executive Chairman of the Board and the President and Chief Executive Officer, appointed Felitia Lee to serve as Marriott’s Controller and Chief Accounting Officer and principal accounting officer, effective immediately. Ms. Lee succeeds Bao Giang Val Bauduin, who will remain with Marriott and has been named Chief Financial Officer, Consumer Operations, Technology and Emerging Businesses.

Ms. Lee, age 59, has significant financial experience in both domestic and international senior leadership positions in the areas of controllership, audit, shared services, and acquisitions and integrations, and a track record of leading large organizations through change and delivering results. Since joining Marriott in May 2020, Ms. Lee has been supporting management of the Company’s accounting operations. Prior to joining Marriott, Ms. Lee was the Senior Vice President and Controller for Kohl’s Corporation, a publicly-traded retailer, since 2018, where she was responsible for financial reporting, Sarbanes-Oxley processes, capital management, tax planning and compliance. Prior to joining Kohl’s Corporation, Ms. Lee held numerous positions with PepsiCo, Inc., a publicly-traded global food and beverage company, starting in 1996, culminating in positions as Vice President and Controller of Pepsi Cola North America in 2005, and after the merger with two of its largest bottlers in 2010, Vice President and Controller of the Pepsi Beverage Company. Prior to joining PepsiCo, Inc., Ms. Lee was International Finance Director and Assistant Controller, Visioncare, at Pilkington, plc, a global glass manufacturer, and Audit Manager at Coopers & Lybrand, an accounting firm now part of PricewaterhouseCoopers. Ms. Lee graduated from Santa Clara University with a Bachelor of Science, Accounting degree. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: August 31, 2020	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Corporate Secretary

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